Exhibit 10.5

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of March 12, 2004, among Bombardier Recreational Products Australia Pty Ltd (ACN 097 370 100) (Guarantor).

1.	Reference is hereby made to that certain registration rights agreement (the “Registration Rights Agreement”), dated as of December 18, 2003, among Bombardier Recreational Products Inc., the Guarantors thereto and the Representative on behalf of the Initial Purchasers. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

2.	The undersigned hereby acknowledges that it has received and reviewed a copy of the Registration Rights Agreement, and acknowledges and agrees to (i) join and become a party to the Registration Rights Agreement as a Guarantor as indicated by its signature below and to execute and deliver a Supplemental Indenture (as defined in the Indenture) and to deliver a notation of its Guarantee to be endorsed on each Note authenticated under the Indenture; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgments of a Guarantor in the Registration Rights Agreement; and (iii) perform all obligations and duties required of a Guarantor pursuant to the Registration Rights Agreement. The undersigned hereby makes as of the date hereof all of the representations and warranties of a Guarantor in the Registration Rights Agreement.

3.	This Joinder Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Joinder Agreement.

4.	THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed as of the date set forth above.

Executed by Bombardier Recreational Products Australia Pty Limited (ACN 097 370 100) in accordance with Section 127 of the Corporations Act 2001

Signature of director

Name of director (print)

Jurisdiction of Incorporation	Australia
Jurisdiction of Registration	New South Wales, Australia
Address	56 Canterbury Road BANKSTOWN NSW 2200 Australia